FIRST CHOICE MEDICAL GROUP OF BREVARD, LLC

FINANCIAL STATEMENTS

January 31, 2012

FIRST CHOICE MEDICAL GROUP OF BREVARD, LLC

Condensed balance sheets as of January 31, 2012 (unaudited) and October 31, 2011	F-3

Condensed statement of operations for the three months ended January 31, 2012 (unaudited)	F-4

Condensed statement of cash flows for the three months ended January 31, 2012 (unaudited)	F-5

Notes to unaudited condensed financial statements	F-6 – F-8

F-2

FIRST CHOICE MEDICAL GROUP OF BREVARD, LLC

CONDENSED BALANCE SHEETS

	January 31,	October 31,
	2012	2011
	(unaudited)
ASSETS
Current assets:
Cash in bank	$70,621	$1,720
Total current assets	70,621	1,720

Property and equipment, net	554,056	-

Total assets	$624,677	$1,720

LIABILITIES AND MEMBER DEFICIT
Current liabilities:
Accounts payable and accrued expenses	$412,230	$-
Line of credit	884,600	-
Advances	250,000	50,000
Total current liabilities	1,546,830	50,000

Commitments and contingencies	-	-

Member deficit	(922,153)	(48,280)

Total liabilities and member deficit	$624,677	$1,720

See the accompanying notes to these unaudited condensed financial statements

F-3

FIRST CHOICE MEDICAL GROUP OF BREVARD, LLC

CONDENSED STATEMENT OF OPERATIONS

(unaudited)

Three months ended
January 31, 2012
REVENUE
Medical income	$144,806
Non-medical income	11,384
Total revenue	156,190

OPERATING EXPENSES:
Salaries and benefits	172,698
Selling, general and administrative	594,962
Depreciation	3,500
Total operating expenses	771,160

Loss from operations	(614,970)

Other income (expense)
Interest expense	(16,753)

NET LOSS	$(631,723)

See the accompanying notes to these unaudited condensed financial statements

F-4

FIRST CHOICE MEDICAL GROUP OF BREVARD, LLC

CONDENSED STATEMENT OF CASH FLOWS

(unaudited)

Three months ended
January 31, 2012
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(631,723)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	3,500
Changes in operating liabilities
Increase in accounts payable and accrued expenses	412,230
Net cash used in operating activities	(215,993)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of equipment	(557,556)
Net cash used in investing activities	(557,556)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from advances- members	200,000
Proceeds from line of credit	884,600
Distributions to members	(242,150)
Net cash provided by financing activities	842,450

Net increase in cash and cash equivalents	68,901

Cash and cash equivalents, beginning of period	1,720

Cash and cash equivalents, end of period	$70,621

Supplemental disclosures of cash flow information:
Cash paid during the period for:
Interest	$16,753
Taxes	$-

Non cash investing and financing activities:	$-

See the accompanying notes to these unaudited condensed financial statements

F-5

FIRST CHOICE MEDICAL GROUP OF BREVARD, LLC

NOTES TO CONDENSED FINANCIAL STATEMENTS

JANUARY 31, 2012

(unaudited)

NOTE 1 –DESCRIPTION OF BUSINESS

First Choice Medical Group of Brevard, LLC. (“the Company”, “First Choice Medical Group”, “we”, “our”, or “us”) is a Delaware limited liability corporation formed September 16, 2011 for the purpose of organizing and establishing a multi-specialty medical group including orthopedics (both operative and non-operative), sports medicine, pain management and neurology.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

A summary of the significant accounting policies applied in the presentation of the accompanying unaudited condensed financial statements follows:

General

The (a) condensed balance sheet as of October 31, 2011, which has been derived from the audited financial statements of the Company and (b) the unaudited condensed interim financial statements as of January 31, 2012 of the Company have been prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) for interim financial information and the instructions to Form 10-Q and Rule 8-03 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by GAAP for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the three months ended January 31, 2012 are not necessarily indicative of results that may be expected for the year ending October 31, 2012. These unaudited condensed financial statements should be read in conjunction with the audited financial statements and notes thereto for the period ended October 31, 2011 included here in the Company’s Form 8-K, filed with the Securities and Exchange Commission.

During 2011, the Company transitioned from a development stage enterprise to an operating company, as the Company’s revenue from the medical practice started in the current period with the focus to growth of the existing model.

Use of estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates include the useful life of fixed assets.

Revenue recognition

The Company recognizes revenue in accordance with Accounting Standards Codification subtopic 605-10, Revenue Recognition (“ASC 605-10”) which requires that four basic criteria must be met before revenue can be recognized: (1) persuasive evidence of an arrangement exists; (2) delivery has occurred; (3) the selling price is fixed and determinable; and (4) collectability is reasonably assured. Determination of criteria (3) and (4) are based on management's judgments regarding the fixed nature of the selling prices of the products delivered and the collectability of those amounts. Provisions for discounts and rebates to customers, estimated returns and allowances, and other adjustments are provided for in the same period the related sales are recorded.

ASC 605-10 incorporates Accounting Standards Codification subtopic 605-25, Multiple-Element Arraignments (“ASC 605-25”). ASC 605-25 addresses accounting for arrangements that may involve the delivery or performance of multiple products, services and/or rights to use assets. The effect of implementing 605-25 on the Company's financial position and results of operations was not significant.

F-6

FIRST CHOICE MEDICAL GROUP OF BREVARD, LLC

NOTES TO CONDENSED FINANCIAL STATEMENTS

JANUARY 31, 2012

(unaudited)

Property and Equipment

Property and equipment are stated at cost. When retired or otherwise disposed, the related carrying value and accumulated depreciation are removed from the respective accounts and the net difference less any amount realized from disposition, is reflected in earnings. For financial statement purposes, property and equipment are recorded at cost and depreciated using the straight-line method over their estimated useful lives of 5 to 15 years.

Cash

The Company considers cash to consist of cash on hand and temporary investments having an original maturity of 90 days or less that are readily convertible into cash.

Fair value of financial instruments

Fair value estimates discussed herein are based upon certain market assumptions and pertinent information available to management as of January 31, 2012 and October 31, 2011. The respective carrying value of certain on-balance-sheet financial instruments approximated their fair values. These financial instruments include cash, accounts payable line of credit and advances. Fair values were assumed to approximate carrying values for cash and payables because they are short term in nature and their carrying amounts approximate fair values or they are payable on demand.

Recent accounting pronouncements

There were various updates recently issued, most of which represented technical corrections to the accounting literature or application to specific industries and are not expected to a have a material impact on the Company’s condensed financial position, results of operations or cash flows.

NOTE 3 — LIQUIDITY

The Company incurred various non-recurring expenses in the first quarter of fiscal 2012 in connection with its startup and medical practice business development. As of January 31, 2012, the Company's working capital deficit was $1,476,209.   The Company’s owners have entered into a purchase/sale agreement whereby the Company will be sold. Current financing is provided by the future acquirer. On April 2, 2012, the acquisition to acquire the Company was completed.

NOTE 4 – PROPERTY AND EQUIPMENT

Property and equipment at January 31, 2012 and October 31, 2011 are as follows:

	January 31, 2012	October 31, 2011
Furniture and fixtures	$63,555	$-
Computer equipment	178,588	-
Medical equipment	34,164	-
Leasehold improvements	281,249	-
	557,556	-
Less: accumulated depreciation	(3,500)	-
	$554,056	$-

During the three months ended January 31, 2012, the Company charged to operations depreciation expense of $3,500.

F-7

FIRST CHOICE MEDICAL GROUP OF BREVARD, LLC

NOTES TO CONDENSED FINANCIAL STATEMENTS

JANUARY 31, 2012

(unaudited)

NOTE 5 – LINE OF CREDIT/ADVANCES

On October 5, 2011, the Company’s owners entered into a Membership Interest Purchase Agreement ("Agreement") to sell all of their membership interests to FCID Medical, Inc., a wholly owned subsidiary of First Choice Healthcare Solutions, Inc.  As of January 31, 2012, FCID Medical, Inc. has advanced $884,600 in the form of an 8% line of credit and $250,000 in in form of short term advances toward the purchase price on behalf of member. The advances are non-refundable up to 50% and are non-interest bearing.

NOTE 6- MEMBER’S EQUITY

Anthony J. Lombardo the Founder owns 100% of the Company. Anthony J. Lombardo the Founder and CEO currently is the sole board member with 100% control of the Company.

During the three months ended January 31, 2012, member withdraw $242,150 from the Company.

NOTE 7 – COMMITMENTS AND CONTINGENCIES

Agreement for the sale of Company.

On October 5, 2011, the Company’s member entered into a Membership Interest Purchase Agreement ("Agreement") to sell all of the issued and outstanding membership interests to FCID Medical, Inc., a wholly owned subsidiary of First Choice Healthcare Solutions, Inc.

The closing of the purchase and sale shall occur with ten business days following the date on which the later to occur of the (1) the date on which the Florida Agency for Health Care Administration has informed the Company that all requirements have been met for issuing the license required for a health care clinic as defined and regulated by Florida Statutes and (2) the date on which the parties have met and complied with the requirements under applicable rules and regulations of the Centers for Medicare and Medicaid Services with respect to a change in ownership provider.

If the seller fails or refuses to close on the transaction within thirty days after notification that the conditions to close are met, or if the seller fails to meet the certain conditions, as defined, within thirty days after notification, the seller shall repay to the Company all amounts previous advanced immediately upon demand plus interest at an annual rate of 8%.  The seller has pledged its assets to the Company as collateral as security. (See Subsequent Events Note 8 below)

If the buyer fails or refuses to close on the transaction, advances are non-refundable up to 50% and are non-interest bearing.

NOTE 8 – SUBSEQUENT EVENTS

In accordance with FASB ASC 855 “Subsequent Events”, the Company has evaluated subsequent events through the date the financial statements are available to be issued, December 27, 2013.

Sale of Company

On October 5, 2011, the Company’s members entered into a Membership Interest Purchase Agreement ("Agreement") to sell all of their issued and outstanding membership interests to FCID Medical, Inc., a wholly owned subsidiary of First Choice Healthcare Solutions, Inc.  On April 2, 2012, the Agreement closed a total acquisition price of $2,524,000 comprised of previously advanced funds of $1,645,439, issuance of promissory note of $175,712 and 244,045 shares of First Choice Healthcare Solutions, Inc.'s common stock valued at $702,849.

F-8